UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Electro Scientific Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

This Schedule 14A filing consists of the following communication relating to the proposed acquisition of Electro Scientific Industries, Inc., an Oregon corporation (“ESI”), by MKS Instruments, Inc., a Massachusetts corporation (“MKS”), pursuant to the terms of an Agreement and Plan of Merger, dated October 29, 2018, by and among MKS, EAS Equipment, Inc., a Delaware corporation and a wholly owned subsidiary of MKS (“EAS”), and ESI (the “Merger”):

Vote Reminder Letter, first used or made available on December 26, 2018

December 26, 2018

Dear Shareholder:

We recently delivered to you a proxy statement of Electro Scientific Industries, Inc. (ESIO) wherein your support is requested to approve, among other matters, the Agreement and Plan of Merger, dated October 29, 2018, by and among ESIO, MKS Instruments Inc., and EAS Equipment, Inc., and the transactions contemplated thereby, including the merger.  We urge your support for all the proposals to be voted upon at the special meeting of shareholders to be held on January 10, 2019.   As of the date of this letter your shares of ESIO remain unvoted.

The ESIO board of directors unanimously recommends that shareholders vote “FOR” each of the proposals being submitted to a vote at the ESIO special meeting of shareholders.

Please Vote Your ESIO Shares Today!

Regardless of the number of shares you own your vote is very important.  We encourage all shareholders to have their voices heard.  The approval of the Agreement and Plan of Merger, and the transactions contemplated thereby, requires the affirmative vote of the holders of a majority of the outstanding shares of ESIO common stock entitled to vote on the proposal.  Failure to vote or a vote to abstain will have the same effect as a vote against the proposal to adopt the merger agreement and thereby approve the merger.

There are three ways to vote your shares of ESIO without attending the special meeting of shareholders in person – each only taking a few moments:

•
By Telephone – Shareholders in the United States can submit their vote by calling the toll-free number indicated on the enclosed vote instruction form; please have your control number located on the enclosed vote instruction form available when calling;

•	By Internet – Shareholders can submit their vote via internet at www.proxyvote.com; please have the control number located on the enclosed vote instruction form available; or

•	By Mail – Shareholders can vote by mail by signing, dating and returning the enclosed vote instruction form in the postage-paid envelope provided.

To be valid, your vote by telephone or internet must be received by 11:59 p.m. (Eastern Time) on January 9, 2019, the day preceding the special meeting of shareholders.

If you need assistance in voting your shares or have questions regarding the special meeting of shareholders, please contact ESIO’s proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

We thank you for your continued support of ESIO.

Sincerely,

Electro Scientific Industries, Inc.

If you have questions or need assistance in voting your shares, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500 or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ESI and MKS.  In connection with the Merger, ESI filed with the SEC a definitive proxy statement on December 6, 2018. BEFORE MAKING ANY VOTING DECISION, ESI SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ESI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESI AND THE PROPOSED TRANSACTION. ESI stockholders may obtain free copies of the proxy statement and other relevant documents filed with the SEC by ESI at the SEC’s web site (http://www.sec.gov). Free copies of the proxy statement and other filings made by ESI with the SEC also may be obtained from the Investor Relations section of ESI web site (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science Park Drive, Portland, Oregon 97229.

Participants in the Solicitation

ESI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESI’s shareholders with respect to the proposed transaction.  Information about ESI’s directors and executive officers and their ownership of ESI’s common stock is set forth in ESI’s proxy statement on Schedule 14A filed with the SEC on July 10, 2018, and ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on June 8, 2018.  Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

This communication, and any documents to which ESI refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ESI’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ESI’s business and the price of the common stock of ESI, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of ESI, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, and (iv) other risks described in ESI’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, ESI does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.